UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2004

NEUROLOGIX, INC.
(Exact name of registrant as specified in charter)

DELAWARE	0-13347	06-1582875

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY 07024
(Address of principal executive offices) (Zip Code)

(201) 592-6451
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press release issued on July 27, 2004 by Neurologix, Inc.

Item 9.       Regulation FD Disclosure.

On July 27, 2004, Neurologix, Inc. publicly announced that its Board approved an amendment and restatement of the Company's Certificate of Incorporation that would effect a reverse stock split of the shares of the common stock at a ratio of 1 for 25 and reduce the Company's number of authorized shares of common stock from 750,000,000 to 60,000,000. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     .

NEUROLOGIX, INC.
Dated as of: July 27, 2004	By: /s/ Mark S. Hoffman

Name: Mark S. Hoffman
Title: Treasurer

EXHIBITS

99.1       Press release issued on July 27, 2004 by Neurologix, Inc.